UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38411	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 658-1450

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.1 per share	RFL	New York Stock Exchange

Item 5.07 Submission of Maters to a Vote of Security Holders.

On March 20, 2025, Rafael Holdings, Inc. (“Rafael”) held a special meeting of its stockholders (the “Special Meeting”) to consider and vote on proposals for (i) the approval of the issuance (the “Share Issuance”) of shares of Rafael’s Class B common stock in exchange for shares of common stock of Cyclo Therapeutics, Inc., a Nevada corporation (“Cyclo”) in connection with the proposed merger of Cyclo with and into a subsidiary of Rafael pursuant to that certain Agreement and Plan of Merger, dated as of August 21, 2024 (as amended as of December 18, 2024 and February 4, 2025), by and among Rafael; Cyclo; and certain subsidiaries of Rafael; and (ii) the approval of an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes present in person or by proxy for, or otherwise in connection with, the approval of the Share Issuance

(b) (1) A majority of the votes present or represented at the Special Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the approval of the Share Issuance.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
3,706,261	1,571	1,503	0	99.92

(2) A majority of the votes present or represented at the Special Meeting by the holders of shares entitled to vote on the following matter were voted in connection in connection with the approval of an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes present in person or by proxy for, or otherwise in connection with, the approval of the Share Issuance.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
3,676,323	32,783	229	0	99.77

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

By:	/s/ William Conkling
	Name:	William Conkling
	Title:	Chief Executive Officer

Dated: March 24, 2025

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